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                                                                EXHIBIT 10.18



                          WAREHOUSE LENDING AGREEMENT


     THIS AGREEMENT (the "Agreement") is made and entered into this ___ day of June, 1996 by and between CREDIT DEPOT CORPORATION, a Delaware Corporation whose address is 700 Wachovia Center, Gainesville, GA 30501 ("Borrower") and NewSouth Special Equities, L.P., Midland Financial Group, Inc., James A. Haslam, III, William E. Haslam, D. Stephen Morrow, Charles K. Slatery, Kenneth Slutsky, NFC Corp., Kylher Investments 85-I, L.P., Kylher Investments, L.P.-1994, and NewSouth Capital Management, Inc. Profit Sharing Plan whose address is c/o NewSouth Special Equities, L.P., 1000 Ridgeway Loop Road, Suite 233, Memphis, Tennessee 38120-4023, hereinafter collectively referred to as the "Warehouse Lender".


                              W I T N E S S E T H:


     WHEREAS, the Borrower is in the business of originating and servicing mortgage loans secured by first priority security interests in residential real property (the "Loans"); and


     WHEREAS, the Borrower and Warehouse Lender desire to establish a fund to be used for the origination of mortgage loans secured by first priority security interests in residential real property pursuant to the terms and conditions set forth hereinafter; and

     WHEREAS, the Borrower and the Warehouse Lender desire to establish the warehouse lending facility to be a revolving warehouse lending facility whereby the Warehouse Lender's investment is secured at all times by either cash in a Segregated Account or Mortgage Loans placed pursuant to the Custodial Agreement executed contemporaneously herewith; and

     WHEREAS, the Warehouse Lender is converting the debentures owed to it by the Borrower into the warehouse lending facility set forth herein pursuant to the terms and conditions set forth herein and in the Custodial Agreement and Promissory Note executed contemporaneously herewith, which conversion of debt will provide the initial consideration for the warehouse lending facility without the need or requirement of Warehouse Lender advancing or otherwise providing any other or further Tender (as hereinafter defined) to fund this warehouse facility other than those funds initially provided to the Borrower pursuant to the terms and conditions of the debentures being converted;


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     NOW, THEREFORE, in consideration of the premises, the mutual benefits that inure to each party hereto, for Ten and No/100 Dollars ($10.00), in hand paid one to the other, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                       1.

     The Warehouse Lender shall provide to the Borrower a sum of an amount up to Two Million Three Hundred Thousand and No/100 Dollars ($2,300,000.00), the exact sum tendered to the Company being hereinafter referred to as the "Tender", which Tender shall be used for the sole and exclusive purpose of originating mortgage loans secured by first priority security interests in residential real property pursuant to the terms and conditions set forth hereinafter (the "Warehouse Facility"). Upon receipt of the Tender, the Borrower shall immediately establish a segregated account for the benefit of the Warehouse Lender with a financial institution reasonably acceptable to the Warehouse Lender (the "Segregated Account") and thereupon the Company shall deposit the Tender into the Segregated Account. It is specifically understood and agreed that receipt of the Tender by the Company shall not create any ownership interest of the Borrower in the Tender.

     2. The parties hereby agree that the sole and exclusive use of the Segregated Account shall be for the origination of Loans by the Borrower (the "Subject Loans"). Accordingly, simultaneously with the withdrawal of all or any portion of the Tender from the Segregated Account and upon origination of the Subject Loans by the Borrower, the Warehouse Lender shall own a One Hundred Percent (100%) interest in and to the Subject Loans and such interest shall automatically attach to the Subject Loans. The parties hereto specifically acknowledge that the Borrower must provide Subject Loans to secure the Promissory Note in an amount equivalent to One Hundred Ten Percent (110%) of the principal amount of the Promissory Note. Such Subject Loans shall be tendered to Custodian pursuant to that certain Custodial Agreement executed contemporaneously herewith between the parties hereto.

     3. The Tender shall be subject to the following additional terms and conditions:

           (a) The Warehouse Lender shall receive a guaranteed return on the Tender equal to Ten Percent (10%) per annum (the "Return") pursuant to the terms of that certain Promissory Note executed contemporaneously herewith between the parties hereto.



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           (b)  The Return shall accrue on the Tender from the date of receipt of the Tender by the Borrower and the amount of Return calculated in accordance herewith shall be paid quarterly until the Maturity Date (as defined hereinafter). In the event the Tender is not repaid to the Warehouse Lender on or by the Maturity Date (as defined hereinafter), then the Return shall accrue thereafter on the Tender at the rate of eighteen percent (18%) per annum. Payments of the Return (the "Return Payments") shall be paid quarterly on the 10th day of each month following the beginning of the next successive quarter while the Tender is outstanding and the first of such Return Payments will be due on the tenth day of July, 1996.

           (c) Upon the expiration of five (5) years from the date hereof (the "Maturity Date"), the Tender, along with any and all accrued and unpaid Return calculated in accordance herewith shall be paid to the Warehouse Lender.

           (d) Notwithstanding anything herein contained to the contrary, the Tender along with any and all accrued and unpaid Return calculated in accordance herewith may be repaid by the Borrower to the Warehouse Lender at any time before the Maturity Date without any premium or penalty.

     4. The Borrower agrees that all Subject Loans shall be properly documented (the "Loan Documentation") and that such Loan Documentation shall include a title insurance policy issued by a reputable title insurance underwriter insuring the full amount of any Subject Loan along with such other documentation as is customary in similar type loan transactions. Furthermore, Borrower shall provide Warehouse Lender with an assignment, in blank, or other appropriate document (the "Assignment") in a form reasonably acceptable to the Warehouse Lender, the purpose of which Assignment will be to evidence the Senior Participation Interest. The Borrower further agrees to service (as such term is generally defined in the mortgage loan industry) the Subject Loans for the mutual benefit of the Borrower and the Warehouse Lender by undertaking such activities as are deemed reasonable and prudent within the mortgage loan industry. Such activities shall include but may not be limited to the following:

           (a) Sending out notices and making demands for payments to borrowers; and

           (b)  Collect installment and other payments due from borrowers; and

           (c) Require borrowers to keep taxes and insurance premiums on the property which serves as collateral for the Subject Loans current; and




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           (d)  Preparing and maintaining adequate records of all transactions affecting the Subject Loans; and

           (e) Service the Subject Loans pursuant to normal and customary mortgage loan industry business practices and in conformity with the activities undertaken by Servicer on the Loans.


     Borrower further agrees to provide Warehouse Lenders and Custodian with a monthly loan list identifying each assigned Note, Borrower(s) name, payment history and account status.

     5. The Borrower hereby agrees to use due diligence and its accumulated skill and expertise as and when originating the Subject Loans. Furthermore, the Borrower agrees that the Subject Loans shall meet the same criteria utilized by the Borrower when originating Loans. The Borrower is not, however, guaranteeing the collectability of any amount due under any of the Subject Loans. Notwithstanding the foregoing, in the event any Subject Loan is foreclosed upon (a "Foreclosed Subject Loan"), then in the event that such foreclosure proceeding is not terminated within forty (40) days after the filing or initiation of same, Borrower shall immediately pay to the Tender Account in cash an amount which is equal to the then remaining balance of the Foreclosed Subject Loan or, in the alternative, Borrower may elect to supply substitute Loans to the Warehouse Lender in an amount equal to the then remaining balance of the Foreclosed Subject Loan. For the purposes of determining the cash value of any such Loan so provided to the Warehouse Lender in substitution for any such Foreclosed Subject Loan, the balance outstanding under an such Loan as of the date that the Borrower provides the Loan to the Warehouse Lender shall be the cash value thereof.

     6. The parties hereto agree that there shall be no charge made to the Warehouse Lender by the Borrower for or on account of servicing the Subject Loans or establishing the warehouse lending facility. All costs thereof shall be the sole responsibility of the Borrower. The parties hereto agree that such Servicing responsibilities shall constitute Servicer's participation contribution pursuant to this agreement.

     7. The Warehouse Lender agrees that Warehouse Lender will not assign or transfer its interest without the prior written consent of the Borrower, which consent shall not be unreasonable withheld. The Borrower shall not assign or transfer any of its rights or obligation created pursuant to this Agreement at any time.



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     8.    The Borrower may, without the Warehouse Lender's consent or knowledge, agree or consent to the modification, waiver or release of any of the terms or conditions affecting the Subject Loans, the residential real property which serves as collateral for the Subject Loans or any of the Loan Documentation, provided, however, that if Borrower receives any kind of consideration or compensation for any of the actions authorized hereunder, such consideration shall be paid to Warehouse Lender.

     9.    The parties hereto acknowledge and agree as follows:

           (a) The Warehouse Lender interest created pursuant hereto is an outright conveyance of the Warehouse Lender's interest in the Subject Loans and in the Loan Documentation associated with all such Subject Loans.

           (b) The parties hereto acknowledge and agree the Subject Loans which are purchased from the proceeds contained in the Tender Account will be "revolving" in nature, that is, the Subject Loans will, in the sole and absolute discretion of the Borrower, be sold to other parties, with the proceeds of any such sale being repaid into the Tender Account. It is specifically agreed, however, that notwithstanding the amount of proceeds received by the Borrower, upon the sale of any such Subject Loan the amount of proceeds to be repaid by the Borrower into the Tender Account will equal the remaining principal balance of the Subject Loan at the time of the sale of any such Subject Loan. The Borrower shall be under no obligation to disclose to the Warehouse Lender any terms or conditions of any such sale, provided that all Interest Payments due to the Warehouse Lender are current and, further provided, that the records of Borrower reflect a mix of Subject Loans which will insure full repayment of the Tender to the Warehouse Lender. The Borrower shall, however, permit the Warehouse Lender and/or the duly appointed representatives of Warehouse Lender to audit and otherwise inspect, at the sole cost of the Warehouse Lender unless the Borrower is in default hereunder, during normal business hours of the Borrower, any and all books, records, files or other information in possession of the Borrower regarding the operation of this Agreement, including but not limited to the Subject Loans, the Loan Documentation and the Tender Account.

     10.   Time is of the essence of this Agreement.

     11. This Agreement shall inure to the benefit to the parties hereto and their respective successors and assigns.



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     12.   This Agreement, the Custodial Agreement and the Promissory Note
contain the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, warranties, promises, covenants or undertakings other than those expressly set forth herein. This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to the subject matter hereof.

     13. This Agreement may be amended only by a written agreement duly executed by the parties hereto.

     14. If any of the terms, provisions or conditions contained in this Agreement shall be declared to be invalid or void in any judicial proceeding, this Agreement shall be honored and enforced to the extent of its validity, and those provisions not declared invalid shall remain in full force and effect.

     15. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without giving effect to conflicts of law.

     16. In the event any action, suit or proceeding is instituted as a result of this Agreement, the prevailing party in such action, suit or proceeding shall be entitled to receive reimbursement of the costs of such action, suit or proceeding at all levels, including reasonable attorneys' fees. Further, in the event of the institution of any such action, suit or proceeding each of the parties hereto hereby consents to the exclusive jurisdiction and venue of the courts of the State of Georgia located in Hall County, Georgia and the United States District Court in and for the Northern District of Georgia, and the parties hereto hereby further consent to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of either of the parties hereto relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. The parties hereby agree that service of process may be made in any manner permitted by the rules of such courts and the laws of the State of Georgia.

     17. This Agreement may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     18. Facsimile signatures on counterparts of this Agreement are hereby authorized and shall be acknowledged as if such facsimile signatures were an original execution.



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     19.   All notices, requests, demands and other communications required or permitted to be given hereunder shall be deemed given when sent, postage paid, by Registered or Certified Mail, Return Receipt Requested, or recognized overnight delivery service (i.e. Federal Express) addressed to each of the parties as follows:

If to Borrower:                 Credit Depot Corporation
                                700 Wachovia Center
                                Gainesville, Georgia   30501
                                Attn:  Gerald F. Sullivan

If to Warehouse Lender:         NewSouth Special Equities, L.P.
                                1000 Ridgeway Loop Road/Suite 233
                                Memphis, Tennessee  38120-4023
                                Attn: Charles K. Slatery


or to such other address, or the attention of such other party, as the parties shall advise the other by notice given in conformity herewith.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                  CREDIT DEPOT CORPORATION,
                                  A DELAWARE CORPORATION



                                  By:
                                     -------------------------------
                                     Gerald F. Sullivan, President


                                  NewSouth Special Equities, L.P.



                                  By:
                                     -------------------------------


                                  Midland Financial Group, Inc.



                                  By:
                                     ------------------------------




                                  ---------------------------------
                                  James A. Haslam, III



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                                  ---------------------------------
                                  William E. Haslam



                                  ---------------------------------
                                  D. Stephen Morrow



                                  ---------------------------------
                                  Charles K. Slatery


                                  ---------------------------------
                                  Kenneth Slutsky


                                  NFC Corp.



                                  By:
                                     -------------------------------
                                  Its:
                                      ------------------------------

                                  Kylher Investments 85-I, L.P.



                                  By:
                                     -------------------------------
                                  Its:
                                      ------------------------------

                                  Kylher Investments, L.P.-1994


                                  By:
                                     -------------------------------
                                  Its:
                                      ------------------------------


                                  NewSouth Capital Management, Inc.
                                  Profit Sharing Plan


                                  By:
                                     -------------------------------
                                  Its:
                                      ------------------------------


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